Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.§ 1350, as adopted), John Monahan, Chief Executive Officer and President of Avigen, Inc. (the “Company”), and Thomas J. Paulson, Chief Financial Officer of the Company, each hereby certify that, to the best of his knowledge:

1.  The Company’s Annual Report on Form 10-K for the period ended December 31, 2002, to which this Certification is attached as Exhibit 99.1 (the “Annual Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

2.  The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Avigen, Inc. and will be retained by Avigen, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

In Witness Whereof, the undersigned have set their hands hereto as of the 26th day of March, 2003.

/s/ JOHN MONAHAN

John Monahan Chief Executive Officer

/s/ THOMAS J. PAULSON

Thomas J. Paulson Chief Financial Officer